SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     July 26, 2004
                                                  ---------------------


                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


         000-22407                                      22-3438058
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(Commission File Number)                    (I.R.S. Employer Identification No.)

70 East Main Street, Somerville, NJ                                      08876
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(Address of Principal Executive Offices)                              (Zip Code)




                                 (908) 541-9500
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              (Registrant's Telephone Number, Including Area Code)




          (Former Name or Former Address, if Changed Since Last Report)

ITEM 8.01 - OTHER EVENTS - NEWS RELEASE

         The Company issued a News Release on July 26, 2004 announcing quarter and year to date earnings.



ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
         (99) Additional Exhibits


         Copy of News Release announcing quarter and year to date earnings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                SVB Financial Services, Inc.
                                                       (Registrant)


Date   July 26,  2004                           By  /s/K. B. McCarthy
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                                                    K. B. McCarthy
                                                    Principal Accounting Officer